-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) November 30, 2001


              CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-24, Mortgage Pass-Through Certificates, Series 2001-24).


                                  CWMBS, INC.
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                      333-64654              95-4596514
-----------------------------     ----------------      -------------------
(State of Other Jurisdiction        (Commission          (I.R.S. Employer
      of Incorporation)             File Number)        Identification No.)


              4500 Park Granada
             Calabasas, California                             91302
             ----------------------                         ------------
             (Address of Principal                           (Zip Code)
              Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240


-------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Description of the Mortgage Pool*
--------------------------------

         On November 30, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-24.






____________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 22, 2001 and the Prospectus Supplement dated November 26, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-24.

         Mortgage Loan Statistics
         ------------------------

         The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                           FINAL POOL TABLES, GROUP 1

                 State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
   State                   Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Arizona                           25           $10,357,862.98         2.18%
California                       582          $248,473,629.89        52.24%
Colorado                          55           $22,348,883.74         4.70%
Florida                           26           $10,994,578.45         2.31%
Illinois                          30           $11,666,826.15         2.45%
New Jersey                        37           $17,137,189.34         3.60%
New York                          27           $10,774,306.41         2.27%
Texas                             50           $21,571,771.87         4.53%
Washington                        26           $10,147,781.07         2.13%
xOther (less than 2%)            263          $112,200,423.42        23.59%
                            ---------------------------------------------------
                                1121          $475,673,253.32       100.00%

----------
(1) The Other row in the preceding table includes 36 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.792% of the mortgage loans will be sedured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
Type of Program            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Alternative                     358            $147,812,761.69        31.07%
Full                            470            $210,598,366.95        44.27%
Reduced                         264            $105,399,851.09        22.16%
Streamline                       29             $11,862,273.59         2.49%
                     ----------------------------------------------------------
                               1121            $475,673,253.32       100.00%

                         Types of Mortgaged Property

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
Loan Purpose               Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

2-4 Units                         6             $2,974,610.25          0.63%
Hi-rise Condo                     2               $779,240.94          0.16%
Low-rise Condo                   35            $13,392,819.23          2.82%
PUD                             289           $120,384,963.81         25.31%
Single Family Residence         789           $338,141,619.09         71.09%
                           ----------------------------------------------------
                               1121           $475,673,253.32        100.0%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
Mortgage Rates (%)         Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

     6.250                        3              $1,138,450.00         0.24%
     6.500                        1                $599,500.00         0.13%
     6.625                       43             $17,441,790.00         3.67%
     6.750                      216             $91,134,107.52        19.16%
     6.875                      282            $123,519,564.69        25.97%
     7.000                      200             $81,842,248.05        17.21%
     7.125                       92             $38,466,708.19         8.09%
     7.250                       97             $40,806,101.93         8.58%
     7.375                       52             $22,712,908.78         4.77%
     7.500                       48             $18,455,688.47         3.88%
     7.625                       12              $4,726,270.16         0.99%
     7.750                       25             $13,352,756.39         2.81%
     7.875                       18              $8,408,785.34         1.77%
     8.000                       14              $5,780,910.24         1.22%
     8.125                        4              $1,764,129.98         0.37%
     8.250                        6              $2,161,117.12         0.45%
     8.375                        3              $1,534,900.00         0.32%
     8.500                        1                $400,000.00         0.08%
     8.625                        1                $412,000.00         0.09%
     9.000                        1                $337,500.00         0.07%
     9.125                        1                $358,616.46         0.08%
    10.500                        1                $319,200.00         0.07%
                 --------------------------------------------------------------
                               1121            $475,673,253.32       100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.05% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.06% per annum.

                          Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
Property Type              Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refi                    254           $109,351,112.35        22.99%
Purchase                         408           $166,778,986.77        35.06%
Rate/Term Refi                   459           $199,543,154.20        41.95%
                         ------------------------------------------------------
                                1121           $475,673,253.32       100.00%

                     Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of       Aggregate Principal    Percent of
Value Ratios (%)           Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

50.00 and below                  60             $30,813,778.16        6.48%
50.01 to 55                      40             $16,344,172.33        3.44%
55.01 to 60                      56             $28,634,408.13        6.02%
60.01 to 65                      71             $31,280,923.16        6.58%
65.01 to 70                     100             $47,675,544.13       10.02%
70.01 to 75                     218             $96,636,348.34       20.32%
75.01 to 80                     484            $192,450,207.46       40.46%
80.01 to 85                      10              $3,379,554.21        0.71%
85.01 to 90                      61             $21,220,346.18        4.46%
90.01 to 100                     21              $7,237,971.22        1.52%
                        -------------------------------------------------------
                               1121            $475,673,253.32      100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 71.90%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                              Occupancy Type(1)

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
Occupancy Type             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Investment                        13             $5,598,859.12         1.18%
Owner Occupied                  1085           $458,218,279.25        96.33%
Second/Vacation Home              23            $11,856,114.95         2.49%
                             --------------------------------------------------
                                1121           $475,673,253.32       100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of       Aggregate Principal    Percent of
Loan Amount                Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

  $300,001 -   $350,000          404           $131,368,943.77        27.62%
  $350,001 -   $400,000          285           $107,145,954.75        22.53%
  $400,001 -   $450,000          126            $53,721,529.12        11.29%
  $450,001 -   $500,000           91            $43,668,206.48         9.18%
  $500,001 -   $550,000           65            $34,045,694.19         7.16%
  $550,001 -   $600,000           45            $26,211,346.12         5.51%
  $600,001 -   $650,000           55            $35,002,577.45         7.36%
  $650,001 -   $700,000            8             $5,509,162.33         1.16%
  $700,001 -   $750,000            8             $5,825,766.87         1.22%
  $750,001 - $1,000,000           27            $23,827,371.31         5.01%
$1,000,001 - $1,500,000            5             $5,753,136.37         1.21%
$1,500,001 - $2,000,000            2             $3,593,564.56         0.76%
                                 ----------------------------------------------
                                1121           $475,673,253.32       100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $424,329.

                        Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of       Aggregate Principal    Percent of
to Maturity (months)       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

       360                      974            $414,059,527.58        87.05%
       359                       78             $32,991,788.10         6.94%
       358                       33             $13,285,471.10         2.79%
       357                        7              $3,050,860.58         0.64%
       356                        4              $1,899,232.80         0.40%
       355                        5              $2,660,077.79         0.56%
       353                        2                $645,537.29         0.14%
       350                        1                $694,656.33         0.15%
       346                        1                $349,240.94         0.07%
       342                        1                $303,224.21         0.06%
       240                       12              $4,504,837.00         0.95%
       239                        3              $1,228,799.60         0.26%
                      ---------------------------------------------------------
                               1121            $475,673,253.32       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 358 months.

                           FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
State                      Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Arizona                          15              $6,218,386.50         2.10%
California                      346            $149,994,822.28        50.63%
Colorado                         33             $14,292,002.58         4.82%
Florida                          23             $10,191,111.92         3.44%
Illinois                         15              $6,815,600.00         2.30%
Maryland                         17              $7,551,320.00         2.55%
New Jersey                       40             $18,810,950.00         6.35%
Texas                            15              $6,126,761.00         2.07%
Utah                             15              $6,772,240.98         2.29%
Washington                       18              $7,539,197.61         2.55%
xOther (less than 2%)           140             $61,918,583.10        20.90%
                            ---------------------------------------------------
                                677            $296,230,975.97       100.00%

----------
(1) The Other row in the preceding table includes 29 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.355% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
Type of Program            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Alternative                     232            $102,076,334.62        34.46%
Full                            260            $116,114,865.24        39.20%
Reduced                         171             $69,812,956.11        23.57%
Streamline                       14              $8,226,820.00         2.78%
                           ----------------------------------------------------
                                677            $296,230,975.97       100.00%

                         Types of Mortgaged Property

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
Loan Purpose               Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Low-rise Condo                   18             $6,730,882.36          2.27%
PUD                             163            $67,210,580.01         22.69%
Single Family Residence         496           $222,289,513.60         75.04%
                          -----------------------------------------------------
                                677           $296,230,975.97        100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
Mortgage Rates (%)         Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

    6.375                         6              $2,446,000.00        0.83%
    6.500                        92             $42,751,849.00       14.43%
    6.625                       153             $67,042,189.42       22.63%
    6.750                       171             $74,167,529.77       25.04%
    6.875                       144             $63,940,931.43       21.58%
    7.000                        58             $24,579,427.78        8.30%
    7.125                        16              $5,762,428.47        1.95%
    7.250                        18              $8,204,335.22        2.77%
    7.375                         9              $3,515,886.01        1.19%
    7.500                         4              $1,732,708.87        0.58%
    7.625                         1                $338,200.00        0.11%
    7.750                         3              $1,038,850.00        0.35%
    7.875                         1                $323,950.00        0.11%
    8.125                         1                $386,690.00        0.13%
                  -------------------------------------------------------------
                                677            $296,230,975.97      100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.77% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.77% per annum.

REVISED

                          Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
Property Type              Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refi                    152            $65,886,317.86        22.24%
Purchase                         226            $91,864,214.87        31.01%
Rate/Term Refi                   299           $138,480,443.24        46.75%
                          -----------------------------------------------------
                                 677           $296,230,975.97       100.00%

                     Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of       Aggregate Principal    Percent of
Value Ratios (%)           Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

50.00 and below                   50            $28,150,506.47          9.50%
50.01 to 55                       31            $13,718,852.34          4.63%
55.01 to 60                       25            $11,837,800.00          4.00%
60.01 to 65                       50            $25,047,279.48          8.46%
65.01 to 70                       80            $36,887,966.22         12.45%
70.01 to 75                      120            $53,460,175.00         18.05%
75.01 to 80                      285           $114,523,208.22         38.66%
80.01 to 85                        4             $1,323,700.02          0.45%
85.01 to 90                       19             $6,893,322.21          2.33%
90.01 to 100                      13             $4,388,166.01          1.48%
                           ----------------------------------------------------
                                 677           $296,230,975.97        100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 69.96%.

(2) Does not take in account any secondary financing on the mortgage loans in loan Group 2 that may exist at the time of origination.

                              Occupancy Type(1)

-------------------------------------------------------------------------------
                             Number of       Aggregate Principal    Percent of
Occupancy Type             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Investment                        4              $1,533,910.00          0.52%
Owner Occupied                  657            $287,695,693.61         97.12%
Second/Vacation Home             16              $7,001,372.36          2.36%
                             --------------------------------------------------
                                677            $296,230,975.97        100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of       Aggregate Principal    Percent of
Loan Amount                Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

  $300,001 -   $350,000         198            $64,719,756.24         21.85%
  $350,001 -   $400,000         178            $67,094,252.79         22.65%
  $400,001 -   $450,000          82            $35,076,585.46         11.84%
  $450,001 -   $500,000          63            $30,312,337.33         10.23%
  $500,001 -   $550,000          45            $23,574,790.81          7.96%
  $550,001 -   $600,000          37            $21,530,240.98          7.27%
  $600,001 -   $650,000          40            $25,583,540.36          8.64%
  $650,001 -   $700,000           7             $4,741,800.00          1.60%
  $700,001 -   $750,000           9             $6,633,097.00          2.24%
  $750,001 - $1,000,000          16            $14,814,575.00          5.00%
$1,000,001 - $1,500,000           2             $2,150,000.00          0.73%
                           ----------------------------------------------------
                                677           $296,230,975.97        100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $437,564.

                        Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of       Aggregate Principal    Percent of
to Maturity (months)       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

       360                       637           $280,264,679.42         94.61%
       359                        16             $6,508,049.51          2.20%
       358                         8             $2,949,547.04          1.00%
       240                        16             $6,508,700.00          2.20%
                        -------------------------------------------------------
                                 677           $296,230,975.97        100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan Group 2 is expected to be approximately 357 months.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.


                                                By: /s/ Celia Coulter
                                                    -------------------
                                                    Celia Coulter
                                                    Vice President


Dated:  December 14, 2001


                                       5